UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2005

City Savings Financial Corporation
(Exact Name of Registrant as Specified in Its Charter)

Indiana (State or Other Jurisdiction of Incorporation)	000-33441 (Commission File Number)	35-2156159 (IRS Employer Identification No.)

2000 Franklin Street, Michigan City, Indiana (Address of Principal Executive Offices)	46360 (Zip Code)

(219) 879-5364
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

        On May 25, 2005, the Board of Directors considered and approved the First Amendment to Restated City Savings Bank Deferred Director Supplemental Retirement Plan (the “Amendment”). The purpose of the Amendment is to bring the Restated City Savings Bank Deferred Director Supplemental Retirement Plan (the “Plan”) into compliance with the American Jobs Creation Act of 2004 by, among other things, tracking the new tax legislation’s definitions of disability and change in control, and providing for a payout upon a change in control of City Savings Bank of the present value of benefits to which a director is entitled upon attainment of age seventy under the Plan. The Amendment will apply to benefits which accrue on and after January 1, 2005. A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

        On May 25, 2005, the Board of Directors also considered and approved First Amendments to Deferred Compensation Agreements between City Savings Bank (the “Bank”) and Thomas F. Swirski, President and Chief Executive Officer, and between the Bank and George L. Koehm, Executive Vice President and Treasurer. The purpose of the First Amendments to Deferred Compensation Agreements is to bring them into compliance with the American Jobs Creation Act of 2004. The amendments to the Deferred Compensation Agreements include provisions tracking the new tax legislation’s definitions of disability and change in control and providing for a six month delay in commencement of benefits to key employees after separation from service. In addition, the First Amendments to Deferred Compensation Agreements provide for the payout of benefits in installments in the event of a change in control. The Amendments will apply to benefits which accrue on and after January 1, 2005.

        A copy of the First Amendment to Deferred Compensation Agreement between the Bank and Mr. Swirski is attached hereto as Exhibit 10.2 and incorporated herein by this reference.

        A copy of the First Amendment to Deferred Compensation Agreement between the Bank and Mr. Koehm is attached hereto as Exhibit 10.3 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	10.1	First Amendment to Restated City Savings Bank Deferred Director Supplemental Retirement Plan

	10.2	First Amendment to Deferred Compensation Agreement between City Savings Bank and Thomas F. Swirski

	10.3	First Amendment to Deferred Compensation Agreement between City Savings Bank and George L. Koehm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 31, 2005

CITY SAVINGS FINANCIAL CORPORATION By: /s/ Thomas F. Swirski —————————————— Thomas F. Swirski President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	First Amendment to Restated City Savings Bank Deferred Director Supplemental Retirement Plan

10.2	First Amendment to Deferred Compensation Agreement between City Savings Bank and Thomas F. Swirski

10.3	First Amendment to Deferred Compensation Agreement between City Savings Bank and George L. Koehm